UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Heritage Property Investment Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AT THE COMPANY	FINANCIAL RELATIONS BOARD
Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance and Accounting	(Analyst Info)	(General Info)
(617) 247-2200	(312) 640-6745	(212) 827-3772
posullivan@heritagerealty.com

FOR IMMEDIATE RELEASE

HERITAGE PROPERTY INVESTMENT TRUST, INC. REPORTS
RESULTS FOR SECOND QUARTER

Boston, MA…August 9, 2006…Heritage Property Investment Trust, Inc. (NYSE:HTG) (“Heritage” or the “Company”), today reported results of its operations for the three and six months ended June 30, 2006.

FINANCIAL RESULTS

For the three months ended June 30, 2006, Funds from Operations, or “FFO,” a widely accepted measure of REIT performance, was $26.2 million, or $0.54 per share, as compared to $25.9 million, or $0.54 per share, for the same three-month period in 2005.  For the six months ended June 30, 2006, FFO was $57.9 million, or $1.19 per share, as compared to $62.9 million, or $1.32 per share, for the same six-month period in 2005.

Net income attributable to common shareholders was $19.0 million for the three months ended June 30, 2006, or $0.39 per share, as compared to $1.3 million, or $0.03 per share, for the same three-month period in 2005.  Net income attributable to common shareholders was $22.6 million for the six months ended June 30, 2006, or $0.47 per share, as compared to $14.5 million, or $0.31 per share for the same six-month period in 2005.

All per share amounts are stated on a diluted basis.  During the three and six month periods ended June 30, 2006, the Company recorded losses of $4.6 million and $6.7 million, respectively, in connection with the impairment of three shopping centers located in Alabama and one shopping center located in Wisconsin and the early extinguishment of indebtedness with respect to three properties sold.  These losses correspondingly reduced both FFO and net income attributable to common shareholders by $0.09 per share and $0.14 per share for the three and six months ended June 30, 2006, respectively.

The results set forth in this release also reflect the impact of the Company’s previously completed restatement of its financial statements for the three and six months ended June 30, 2005.  For the three and six months ended June 30, 2005, the impact of the tax-offset provision that gave rise to the restatement increased general and administrative expenses by $7.9 million and $4.6 million, respectively.  The increased general and administrative expenses correspondingly reduced both FFO and net income attributable to common shareholders by $0.16 per share and $0.09 per share for the three and six months ended June 30, 2005, respectively.  As previously announced, the tax-offset provision that gave rise to the restatement was eliminated on December 30, 2005.

FFO represents a non-generally accepted accounting principle (GAAP) financial measure.  A table reconciling FFO to net income, the GAAP measure the Company believes to be most directly comparable to FFO, is presented within the consolidated financial statements included in this release.

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PROPOSED MERGER WITH CENTRO

On July 9, 2006, the Company entered into an Agreement and Plan of Merger with Centro Saturn LLC, a Delaware limited liability company (“Parent”), and Centro Saturn MergerSub LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“MergerSub”). Parent and MergerSub are affiliates of Centro Properties Group, an Australian publicly-traded real estate company.

Pursuant to the merger agreement, at the effective time of the merger, the Company will merge with and into MergerSub, the Company’s separate corporate existence will cease and MergerSub will survive the merger and continue to exist as a wholly-owned subsidiary of Parent.  In the merger, each share of our common stock issued and outstanding immediately prior to the effective time of the merger (other than shares held by us, our subsidiaries or MergerSub) will be converted into, and canceled in exchange for, the right to receive $36.15 in cash, without interest and less any applicable withholding taxes, plus, if we have not yet paid our regular dividend on our common stock with respect to the third quarter of 2006, an amount per share equal to $0.525 multiplied by the quotient (provided that if the quotient exceeds one it shall be deemed to equal one) obtained by dividing the number of days between June 30, 2006 and the closing date by 92 (the number of days in the third quarter of 2006), without interest and less any applicable withholding taxes  No dividends will be paid with respect to the Company’s common stock after the completion of the Company’s third quarter.

In addition, in connection with the merger, Parent and MergerSub will offer to each holder of units of limited partnership interest in one of the Company’s operating partnerships, Bradley Operating Limited Partnership, the opportunity to receive in cash, in exchange for each OP unit, an amount equal to $36.15 in cash, plus, if the regular distribution in respect of OP units has not been paid with respect to the third quarter of 2006, an amount equal to $0.525 multiplied by the quotient (provided that if the quotient exceeds one it shall be deemed to equal one) obtained by dividing the number of days between June 30, 2006 and the closing date by 92 (the number of days in the third quarter of 2006), without interest and less any applicable withholding taxes.  Any holder of OP units who either elects not to accept this offer, or fails to submit that holder’s election form in a timely manner, will remain a limited partner in Bradley OP and continue to hold his, her or its OP units with rights, terms and conditions set forth in an amended partnership agreement of Bradley OP to be entered into in connection with the merger.

The merger, which is expected to close during the fourth quarter of 2006, is subject to various closing conditions, including, among other things, the requisite approval of the merger agreement by the holders of a majority of the outstanding common stock of the Company.  The closing of the merger is not subject to a financing condition.

BALANCE SHEET POSITION

As of June 30, 2006, Heritage’s market capitalization was $3.1 billion, including an aggregate of $1.4 billion of indebtedness, resulting in a debt-to-total market capitalization ratio of 44.7%.  Heritage’s indebtedness had a weighted average interest rate of 6.4% with an average maturity of 3.7 years.  Approximately 57.1% of the Company’s total debt is unsecured.  As of June 30, 2006, $231 million was outstanding under the Company’s $400 million line of credit.  On August 1, 2006, the Company repaid in full its $100 million bridge loan with additional borrowings under the Company’s line of credit.

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PORTFOLIO OVERVIEW

General

As of June 30, 2006, Heritage had a shopping center portfolio of 159 properties, located in 27 states and totaling approximately 32.6 million square feet of total gross leasable area or “GLA,” of which approximately 27.2 million square feet is Company-owned GLA.  The shopping center portfolio was approximately 92.1% leased as of June 30, 2006.

Leasing Activity

During the second quarter of 2006, the Company executed 152 leases (new and renewed), for 671,000 square feet in the Company’s shopping center portfolio.  In doing so, the Company achieved a 5.5% increase over prior rents on a cash basis from $12.79 per square foot to $13.50 per square foot.  For the first six months of 2006, the Company has signed 301 leases (new and renewed), for 1.6 million square feet in the Company’s shopping center portfolio.  In doing so, the Company achieved a 5.9% increase over prior rents on a cash basis from $10.89 per square foot to $11.53 per square foot.

At June 30, 2006, the percentage of the Company’s portfolio leased was 92.1%.  At March 31, 2006, the Company’s portfolio was 92.0% leased.

Same Property Operating Results

With respect to the properties owned by the Company for the three- and six-month periods ended June 30, 2006 and 2005, our same property net operating income, or “NOI,” was as follows:

Same Property Operating Data
(in thousands)

	Three Months Ended June 30,
	2006	2005
Real estate revenue	$81,255	$81,241
Operating expenses	(23,998)	(22,820)
Net Operating Income	57,257	58,421	(2.0)%
Less: Lease termination income	—	(1)
Net Operating Income, as adjusted	$57,257	$58,420	(2.0)%

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Same Property Operating Data
(in thousands)

	Six Months Ended June 30,
	2006	2005
Real estate revenue	$163,995	$163,867
Operating expenses	(48,718)	(48,381)
Net Operating Income	115,277	115,486	(0.2)%
Less: Lease termination income	(49)	(365)
Net Operating Income, as adjusted	$115,228	$115,121	0.1%

A table reconciling the Company’s same property NOI to net income, the GAAP measure the Company believes to be most directly comparable to same property NOI, is presented within the consolidated financial statements included in this release.

Investment Activity

Dispositions

In April 2006, the Company completed the disposition of eight shopping centers in Nebraska and South Dakota, comprising 0.8 million square feet of Company-owned GLA, for $69.4 million, resulting in a gain of $17.4 million. The shopping centers were sold as a portfolio to a single buyer and represented all of the Company’s shopping centers in Nebraska and South Dakota.

In April 2006, the Company completed the disposition of Salem Consumer Square, a shopping center located in Trotwood, Ohio comprising 0.3 million square feet of Company-owned GLA, for $23.1 million, resulting in a gain of $1.3 million.  In connection with the sale, the Company incurred a loss of approximately $1.3 million from a prepayment penalty related to the early extinguishment of the mortgage loan on the shopping center.

In June 2006, the Company completed the disposition of three properties located in Alabama, comprising 0.5 million square feet of Company-owned GLA, for $39.9 million.  The shopping centers were sold as a portfolio to a single buyer and represented all of the Company’s shopping centers in Alabama.  In connection with the sale, the Company recorded a loss of $2.0 million due to the impairment of two of these properties in the first quarter of 2006.  During the second quarter of 2006, the Company recorded an additional impairment loss of $1.4 million on all three properties.  In addition, the Company incurred a net loss of approximately $1.7 million from the early extinguishment of the mortgage loan on two of the shopping centers.

During the six-month period ended June 30, 2006, the Company disposed of two parcels of land in separate transactions for a total purchase price of $0.3 million, resulting in a total gain of $0.2 million.

Development Joint Venture Activity

In May 2006, the Company’s joint venture for the construction of a new approximately 625,000 square foot development to be located in La Vista, Nebraska, completed the sale an 11-acre parcel of land to Cabela’s, a leading specialty retailer of hunting, fishing, camping and related

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outdoor merchandise.  Heritage currently expects that Cabela’s will open its new, approximately 125,000 square foot location later this year.

Heritage also announced that it has entered into a joint venture for the construction of a new approximately 485,000 square foot development to be located in Riverhead, Long Island, New York.  The shopping center will be located on a busy retail corridor along the eastern end of the Long Island Expressway across from a Tanger outlet mall.  The joint venture is with Developers Realty Corporation, an Eastern U.S. developer located in West Hartford, Connecticut.  Heritage contributed approximately $31.5 million to the joint venture to enable it to purchase the 42 acre parcel on which the shopping center will be located.  The first phase of this project is expected to be anchored by Costco and completed in the first half of 2008.

DIVIDEND PAYMENT

On July 17, 2006, the Company paid its regular quarterly dividend of $0.525 per common share to shareholders of record on June 30, 2006.

NO EARNINGS GUIDANCE AND NO CONFERENCE CALL

The Company is not providing earnings guidance for the third quarter nor is it hosting a conference call to discuss its second quarter results due to the proposed merger with Centro.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger involving the Company and affiliates of The Centro Properties Group.  In connection with the transaction, the Company will file a definitive proxy statement with the SEC.  Stockholders are urged to read the definitive proxy statement carefully and in its entirety when it becomes available because it will contain important information about the proposed transaction.  The final proxy statement will be mailed to the Company’s stockholders. In addition, the proxy statement and other documents will be available free of charge on the SEC’s Internet Web site, http://www.sec.gov. When available, the definitive proxy statement and other pertinent documents also may be obtained free of charge at the Company’s website, www.heritagerealty.com.

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed transactions.  Information regarding the Company’s directors and executive officers is detailed in its proxy statements and annual reports on Form 10-K, previously filed with the SEC, and the definitive proxy statement relating to the proposed transactions, when it becomes available.

ABOUT HERITAGE PROPERTY INVESTMENT TRUST, INC.

Heritage is a fully integrated, self-administered and self-managed REIT traded on the New York Stock Exchange under the symbol “HTG.”  Heritage is one of the largest owners and operators of neighborhood and community shopping centers in the United States.  Heritage focuses on grocer-anchored shopping centers with multiple anchors.  Heritage is headquartered in Boston, Massachusetts and has an additional 15 regional offices located in the Eastern, Midwestern and Southwestern United States.  For more information about Heritage, please refer to Heritage’s website, www.heritagerealty.com.

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A copy of Heritage’s second quarter 2006 “Supplemental Operating and Financial Data” is available on the Investor Relations section of the Company’s website at www.heritagerealty.com.  These materials are also available by written request to:

Investor Relations
Heritage Property Investment Trust, Inc.
131 Dartmouth St.
Boston, MA 02116

SAFE HARBOR LANGUAGE

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results.  Such factors include, among others, the following: the satisfaction of the conditions to consummate the merger with Centro, including the Company’s receipt of the requisite stockholder approval; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the failure of the merger to close for any other reason; and the amount of the costs, fees, expenses and charges related to the merger.  For further discussion of these and other factors that could impact the Company’s future results, performance, achievements or transactions, see the documents filed by the Company from time to time with the Securities and Exchange Commission, and in particular Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.  The forward-looking statements contained in this release represent the Company’s judgment as of the date of this release, and the Company cautions readers not to unduly rely on such statements.

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HERITAGE PROPERTY INVESTMENT TRUST, INC.

Consolidated Balance Sheets
June 30, 2006 and December 31, 2005
(Unaudited and in thousands of dollars, except for share amounts)

	June 30, 2006	December 31, 2005
Assets
Real estate investments, net	$2,187,388	$2,305,402
Cash and cash equivalents	5,316	—
Accounts receivable, net of allowance for doubtful accounts of $11,637 in 2006 and $10,585 in 2005	54,287	54,077
Prepaids and other assets	35,717	30,219
Investments in unconsolidated joint ventures	5,428	5,211
Deferred financing and leasing costs	56,829	63,320
Total assets	$2,344,965	$2,458,229
Liabilities and Shareholders’ Equity
Liabilities:
Mortgage loans payable	$586,669	$630,819
Unsecured notes payable	448,574	449,964
Line of credit facility	231,000	328,000
Bridge loan payable	100,000	50,000
Accrued expenses and other liabilities	86,461	96,286
Accrued distributions	25,418	25,224
Total liabilities	1,478,122	1,580,293
Minority interests:
Exchangeable limited partnership units	15,207	17,125
Other minority interest	525	—
Total minority interests	$15,732	$17,125

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,819,727 and 47,385,995 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	48	47
Additional paid-in capital	1,180,324	1,174,855
Cumulative distributions in excess of net income	(336,849)	(309,219)
Unearned compensation	—	(3,672)
Other comprehensive income (loss)	7,588	(1,200)
Total shareholders’ equity	851,111	860,811
Total liabilities and shareholders’ equity	$2,344,965	$2,458,229

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HERITAGE PROPERTY INVESTMENT TRUST, INC.

Consolidated Statements of Operations

Six Months ended June 30, 2006 and 2005

(Unaudited and in thousands, except per-share data)

	Six months ended June 30,
	2006	2005
Revenue:
Rentals and recoveries	$170,601	$163,867
Interest, other, and joint venture fee income	1,319	1,853
Total revenue	171,920	165,720

Expenses:
Property operating expenses	23,070	24,402
Real estate taxes	27,256	23,979
Depreciation and amortization	52,929	46,391
Interest	45,014	40,281
General and administrative	15,362	18,226
Impairment loss	342	—
Total expenses	163,973	153,279
Income before gain on sale of marketable securities and land sales	7,947	12,441
Gain on sale of marketable securities	42	8
Gain on land sales	171	—
Income before minority interests	8,160	12,449
Equity in income from unconsolidated joint ventures	242	159
Income allocated to exchangeable limited partnership units	(347)	(109)
Income before discontinued operations	8,055	12,499
Discontinued Operations:
(Loss) income from discontinued operations	(4,121)	2,028
Gains on sales of discontinued operations	18,659	—
Income from discontinued operations	14,538	2,028
Net income attributable to common shareholders	$22,593	$14,527

Basic per-share data:
Income before discontinued operations	$0.17	$0.27
Income from discontinued operations	0.31	0.04
Income attributable to common shareholders	$0.48	$0.31
Weighted average common shares outstanding	47,391	46,791

Diluted per-share data:
Income before discontinued operations	$0.17	$0.27
Income from discontinued operations	0.30	0.04
Income attributable to common shareholders	$0.47	$0.31
Weighted average common and common equivalent shares outstanding	48,152	47,921

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HERITAGE PROPERTY INVESTMENT TRUST, INC.

Consolidated Statements of Operations

Three Months ended June 30, 2006 and 2005

(Unaudited and in thousands, except per-share data)

	Three months ended June 30,
	2006	2005
Revenue:
Rentals and recoveries	$84,519	$81,241
Interest, other, and joint venture fee income	364	475
Total revenue	84,883	81,716

Expenses:
Property operating expenses	10,908	10,690
Real estate taxes	13,882	12,130
Depreciation and amortization	25,559	23,573
Interest	22,252	20,126
General and administrative	7,764	14,962
Impairment loss	242	—
Total expenses	80,607	81,481
Income before gain on sale of marketable securities	4,276	235
Gain on sale of marketable securities	42	8
Income before minority interests	4,318	243
Equity in income from unconsolidated joint ventures	33	54
(Income) loss allocated to exchangeable limited partnership units	(307)	49
Income before discontinued operations	4,044	346
Discontinued Operations:
(Loss) income from discontinued operations	(3,742)	979
Gains on sales of discontinued operations	18,659	—
Income from discontinued operations	14,917	979
Net income attributable to common shareholders	$18,961	$1,325

Basic per-share data:
Income before discontinued operations	$0.09	$0.01
Income from discontinued operations	0.31	0.02
Income attributable to common shareholders	$0.40	$0.03
Weighted average common shares outstanding	47,451	46,880

Diluted per-share data:
Income before discontinued operations	$0.08	$0.01
Income from discontinued operations	0.31	0.02
Income attributable to common shareholders	$0.39	$0.03
Weighted average common and common equivalent shares outstanding	48,211	48,069

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Heritage Property Investment Trust, Inc.
Calculation of Funds from Operations
(Unaudited and in thousands of dollars)

	Six months ended June 30,
	2006	2005
Net income	$22,593	$14,527
Add :
Depreciation and amortization (real-estate related):
Continuing operating	52,621	46,039
Discontinued Operations	1,167	2,307
Pro rata share of unconsolidated joint venture	193	63
Deduct:
Gains on sales of real estate investments	(18,659)	—
Funds from Operations	$57,919	$62,936

	Three months ended June 30,
	2006	2005
Net income	$18,961	$1,325
Add :
Depreciation and amortization (real-estate related):
Continuing operating	25,408	23,397
Discontinued Operations	315	1,149
Pro rata share of unconsolidated joint venture	129	55
Deduct:
Gains on sales of real estate investments	(18,659)	—
Funds from Operations	$26,154	$25,926

We calculate Funds from Operations in accordance with the best practices described in the April 2001 National Policy Bulletin of the National Association of Real Estate Investment Trusts, referred to as NAREIT, and NAREIT’s 1995 White Paper on Funds from Operations.  The White Paper defines Funds From Operations as net income (loss) (computed in accordance with U.S. generally accepted accounting principles (“GAAP”)), excluding gains (or losses) from extraordinary items and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors as a starting point in measuring our operational performance because it excludes various items included in net income that do not relate to, or are not indicative of, our operating performance, such as gains (or losses) from sales of real estate investments and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult.  However, FFO (i) should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, (ii) is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and (iii) is not indicative of funds available to fund our cash needs, including our ability to make distributions.  Our computation of FFO may differ from the methodology utilized by other equity REITs to calculate FFO and, therefore, may not be comparable to other REITs.

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Heritage Property Investment Trust, Inc.
Reconciliation of Net Operating Income
(Unaudited and in thousands of dollars)

	Six-months ended June 30,
	2006	2005
Net operating income—Same Property Portfolio	$115,277	$115,486
Add:
Net operating income—acquisitions	4,998	—
Net operating income—Total Portfolio	120,275	115,486
Add:
Interest, other, and joint venture fee income	1,319	1,853
Gain on sale of marketable securities	42	8
Gain on land sales	171	—
Equity in income from unconsolidated joint ventures	242	159
Income from discontinued operations	14,538	2,028
Deduct:
Depreciation and amortization	52,929	46,391
Interest	45,014	40,281
General and administrative	15,362	18,226
Impairment loss	342	—
Income allocated to exchangeable limited partnership units	347	109
Net income attributable to common shareholders	$22,593	$14,527

	Three-months ended June 30,
	2006	2005
Net operating income—Same Property Portfolio	$57,257	$58,421
Add:
Net operating income—acquisitions	2,472	—
Net operating income—Total Portfolio	59,729	58,421
Add:
Interest, other, and joint venture fee income	364	475
Gains on sale of marketable securities	42	8
Equity in income from unconsolidated joint ventures	33	54
Income from discontinued operations	14,917	979
Deduct:
Depreciation and amortization	25,559	23,573
Interest	22,252	20,126
General and administrative	7,764	14,962
Impairment loss	242	—
Income (loss) allocated to exchangeable limited partnership units	307	(49)
Net income attributable to common shareholders	$18,961	$1,325

Net operating income, or “NOI,” is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.

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We use NOI internally, and believe NOI provides useful information to investors, as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

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Supplemental Operating and Financial Data
June 30, 2006
(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data may constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

 On November 9, 2005, the Company restated its previously issued financial statements for the fiscal years ended December 31, 2004 and 2003, and for each of the quarters therein, and its unaudited quarterly financial statements for the periods ended March 31, 2005 and June 30, 2005. The information  contained herein with respect to the three and six months ended June 30, 2005 reflects the effects of this restatement. For more information regarding the  details of this restatement, see the Company’s amended Annual Report on Form 10-K/A for the year ended December 31, 2004, amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005 and amended Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2005.

Heritage Property Investment Trust, Inc.

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, commonly known as a REIT. We are one of the nation’s largest owners of neighborhood and community shopping centers. As of June 30, 2006, we had a portfolio of 159 shopping centers totaling approximately 27.2 million square feet of Company-owned gross leasable area, located in 27 states. Our shopping center portfolio was approximately 92% leased as of June 30, 2006. We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street
Boston, MA 02116
(617) 247-2200

Regional Offices

Lighthouse Point, Florida	Speedway, Indiana	Roseville, Minnesota	Franklin, Tennessee
Northbrook, Illinois	Lenexa, Kansas	Florissant, Missouri	Dallas, Texas
Peoria, Illinois	Louisville, Kentucky	Great Neck, New York	Mequon, Wisconsin
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Stock Listing

New York Stock Exchange: HTG

Credit Ratings

Standard & Poor’s: BBB-, Credit Watch Moody’s: Baa3, Under Review Fitch: BBB-, Rating Watch Negative

Heritage Property Investment Trust, Inc.

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor. Please address all inquires to the following:

At the Company:	FRB / Weber Shandwick:

Patrick O’Sullivan	Claire Koeneman	Joe Calabrese
Vice President, Finance & Accounting	(Analyst information)	(General information)
131 Dartmouth Street
Boston, MA 02116	Phone: (312) 640-6745	Phone: (212) 827-3772

Phone: (617) 247-2200
Email: posullivan@heritagerealty.com

Heritage Website:	www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Jessica Tully	(404) 897-2820

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Goldman Sachs	Dennis Maloney	(212) 902-1000

Green Street Advisors	Greg Andrews	(949) 640-8780
	Thomas Youn	(949) 640-8780

Stifel Nicolaus	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Harris Nesbitt	Paul Adornato	(212) 885-4170
	Ralph Davies	(212) 885-4172

Heritage Property Investment Trust, Inc.

Financial Highlights
(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Diluted Funds from Operations (FFO)	$26,461	$25,877	$58,266	$63,045
FFO per share - Diluted	$0.54	$0.54	$1.19	$1.32

Funds Available for Distribution (FAD)	$27,396	$26,988	$59,121	$54,422
FAD per share - Diluted	$0.56	$0.56	$1.21	$1.14

EBITDA	$54,095	$47,253	$111,663	$105,692
EBITDA per share - Diluted	$1.11	$0.98	$2.29	$2.21

Net Income Attributable to Common Shareholders	$18,961	$1,325	$22,593	$14,527
Basic	$0.40	$0.03	$0.48	$0.31
Diluted	$0.39	$0.03	$0.47	$0.31

Dividends Paid per Share and Unit	$0.525	$0.525	$1.05	$1.05
Payout ratio of diluted FFO per share	97%	98%	88%	80%
Payout ratio of diluted FAD per share	94%	94%	87%	92%

Other Operating Items:
Total real estate revenue - Continuing Operations	$84,519	$81,241	$170,601	$163,867
Straight line rent and SFAS 141 income adjustment	$899	$837	$1,123	$1,475
Lease termination fee income	$—	$1	$49	$366
Amortization of stock-based compensation	$2,292	$2,039	$4,437	$3,962
Expense related to variable stock option awards	$—	$7,920	$—	$4,623
Capitalized interest expense	$461	$40	$686	$84
Scheduled principal amortization on mortgages	$2,637	$2,912	$5,592	$5,943

Heritage Property Investment Trust, Inc.

Consolidated Balance Sheets
(In thousands of dollars, except per-share data)

	June 30, 2006	December 31, 2005
	(unaudited)
ASSETS
Real estate investments	2,614,696	$2,711,088
Less: accumulated depreciation	(427,308)	(405,686)
Real estate investments, net	2,187,388	2,305,402

Cash and cash equivalents	5,316	—
Accounts receivable, net of allowance for doubtful accounts of $11,637 in 2006 and $10,585 in 2005	54,287	54,077
Prepaids and other assets	35,717	30,219
Investments in unconsolidated joint ventures	5,428	5,211
Deferred financing and leasing costs	56,829	63,320
Total assets	$2,344,965	$2,458,229
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$586,669	$630,819
Unsecured notes payable	448,574	449,964
Line of credit facility	231,000	328,000
Bridge loan payable	100,000	50,000
Accrued expenses and other liabilities	86,461	96,286
Accrued distributions	25,418	25,224
Total liabilities	1,478,122	1,580,293
Minority interests:
Exchangeable limited partnership units	15,207	17,125
Other minority interest	525	—
Total minority interests	15,732	17,125

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,819,727 and 47,385,995 shares issued and outstanding at June 30, 2006 and December 31, 2005, respectively	48	47
Additional paid-in capital	1,180,324	1,174,855
Cumulative distributions in excess of net income	(336,849)	(309,219)
Unearned compensation	—	(3,672)
Other comprehensive income (loss)	7,588	(1,200)
Total shareholders’ equity	851,111	860,811
Total liabilities and shareholders’ equity	$2,344,965	$2,458,229

Consolidated Statements of Income
(Unaudited and in thousands of dollars, except per-share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Real estate revenue:
Rentals	$63,339	$61,300	$126,150	$121,684
Percentage rent	624	741	2,029	2,307
Recoveries	20,191	18,706	41,940	39,162
Other property	365	494	482	714
Total revenue	84,519	81,241	170,601	163,867
Real estate operating expenses:
Property operating expenses	10,908	10,690	23,070	24,402
Real estate taxes	13,882	12,130	27,256	23,979
Net operating income	59,729	58,421	120,275	115,486
Other operating expense (income):
Depreciation and amortization	25,559	23,573	52,929	46,391
Interest	22,252	20,126	45,014	40,281
General and administrative	7,764	14,962	15,362	18,226
Impairment loss	242	—	342	—
Interest, other and joint venture fee income	(364)	(475)	(1,319)	(1,853)
Total other operating expense (income)	55,453	58,186	112,328	103,045
Income before gains on sale of marketable securities and land sales	4,276	235	7,947	12,441
Gain on sale of marketable securities	42	8	42	8
Gain on land sales	—	—	171	—
Income before minority interests	4,318	243	8,160	12,449
Equity in income from unconsolidated joint ventures	33	54	242	159
(Income) loss allocated to exchangeable limited partnership units	(307)	49	(347)	(109)
Income before discontinued operations	4,044	346	8,055	12,499
Discontinued operations:
(Loss) income from discontinued operations	(3,742)	979	(4,121)	2,028
Gains on sales of discontinued operations	18,659	—	18,659	—
Income from discontinued operations	14,917	979	14,538	2,028
Net income attributable to common shareholders	$18,961	$1,325	$22,593	$14,527

Basic per share data:
Income before discontinued operations	$0.09	$0.01	$0.17	$0.27
Income from discontinued operations	0.31	0.02	0.31	0.04

Income attributable to common shareholders	$0.40	$0.03	$0.48	$0.31

Diluted per share data:
Income before discontinued operations	$0.08	$0.01	$0.17	$0.27
Income from discontinued operations	0.31	0.02	0.30	0.04

Income attributable to common shareholders	$0.39	$0.03	$0.47	$0.31

Funds From Operations
(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Funds from Operations:
Net income	$18,961	$1,325	$22,593	$14,527
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	25,408	23,397	52,621	46,039
Discontinued operations	315	1,149	1,167	2,307
Pro rata share of unconsolidated joint ventures	129	55	197	63
Gains on sales of real estate investments	(18,659)	—	(18,659)	—
Funds from Operations (FFO)	$26,154	$25,926	$57,919	$62,936

Funds from Operations - Diluted:

FFO	$26,154	$25,926	$57,919	$62,936
Add:
Income (expense) allocated to exchangeable limited partnership units	307	(49)	347	109

FFO - Diluted	$26,461	$25,877	$58,266	$63,045

Funds Available for Distribution
(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Funds from Operations - Diluted	$26,461	$25,877	$58,266	$63,045
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(899)	(837)	(1,123)	(1,475)
Maintenance capital expenditures	(1,602)	(2,699)	(1,916)	(4,149)
Tenant improvement and leasing commissions	(3,183)	(5,539)	(6,820)	(12,263)
Capitalized interest	(461)	(40)	(686)	(84)
Amortization of financing costs	471	460	943	1,149
Amortization of debt premiums and discounts	(595)	(560)	(1,281)	(1,120)
Amortization of the effective portion of interest rate swap	54	54	108	108
Impairment loss	1,609	—	3,694	—
Net loss from early extinguishment of debt	2,974	—	2,974	—
Stock-based compensation and SERP	2,567	2,352	4,962	4,588
Expense related to variable stock option awards	—	7,920	—	4,623

Funds Available for Distribution	$27,396	$26,988	$59,121	$54,422

Weighted Average Shares Outstanding
(unaudited and in thousands of shares)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005

Weighted average shares outstanding for basic earnings per share (EPS) and FFO per share	47,451	46,880	47,391	46,791

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	—	520	—	521
Effect of stock options and anticipated stock-based compensation	760	669	761	609

Weighted average shares outstanding for diluted EPS	48,211	48,069	48,152	47,921

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	623	520	618	521
Effect of stock options and anticipated stock-based compensation	760	669	761	609

Weighted average shares outstanding for diluted FFO per share	48,834	48,069	48,770	47,921

EBITDA
(unaudited and in thousands of dollars)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
EBITDA:				0

Net income	$18,961	$1,325	$22,593	$14,527

Add (deduct):
Depreciation and amortization:
Continuing operations	25,559	23,573	52,929	46,391
Discontinued operations	315	1,149	1,167	2,307
Pro rata share of unconsolidated joint ventures	129	55	197	63
Interest:
Continuing operations	22,252	20,126	45,014	40,281
Discontinued operations	281	725	798	1,462
Pro rata share of unconsolidated joint ventures	173	45	228	45
Taxes	194	304	381	507
Gains on sales of real estate investments	(18,659)	—	(18,659)	—
Impairment loss	1,609	—	3,694	—
Net loss from early extinguishment of debt	2,974	—	2,974	—
Income (loss) allocated to exchangeable limited partnership units	307	(49)	347	109

EBITDA	$54,095	$47,253	$111,663	$105,692

Selected Ratios
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.15	1.99	2.17	2.22
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.40	2.27	2.44	2.53
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.35	2.26	2.40	2.53
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a% of total revenue	9.1%	18.3%	8.9%	11.0%
Net operating income (NOI) margin	71%	72%	71%	70%
Property operating expense recovery ratio	81%	82%	83%	81%
Unencumbered NOI as a% of total NOI	58%	57%	59%	57%

Unsecured Notes Payable Covenant Ratios
(unaudited and in thousands of dollars)

	As of
	June 30, 2006	December 31, 2005

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,614,696	$2,711,088
Investment in unconsolidated joint ventures	5,428	5,211
Pro-rata share of outstanding construction loan payable	9,156	8,878
Cash and cash equivalents	5,316	—
Interest rate derivative asset	7,755	—
Prepaids and other assets	19,447	22,120

Total asset cost (GAAP basis)	$2,661,798	$2,747,297

Mortgage loans payable (net of premium)	$576,735	$618,967
Unsecured notes payable (net of discount)	450,000	451,490
Line of credit facility	231,000	328,000
Bridge loan payable	100,000	50,000
Guarantee of unconsolidated joint venture debt	18,312	17,756
Interest rate swap	—	910
Overdraft cash balance	—	201

Total outstanding debt	$1,376,047	$1,467,324

Total outstanding debt / Total asset cost (GAAP basis)	51.7%	53.4%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,661,798	$2,747,297

Mortgage loans payable (net of premium)	$576,735	$618,967
Guarantee of unconsolidated joint venture debt	18,312	17,756

Secured debt	$595,047	$636,723

Secured debt / Total asset cost (GAAP basis)	22.4%	23.2%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,617,747	$1,619,696

Unsecured notes payable (net of discount)	$450,000	$451,490
Line of credit facility	231,000	328,000
Bridge loan payable	100,000	50,000
Interest rate swap	—	910
Overdraft cash balance	—	201

Total unsecured debt	$781,000	$830,601

Unencumbered asset cost (GAAP basis) / Total unsecured debt	207.1%	195.0%
Test level	150.0%	150.0%

	Twelve Months Ended June 30,
	2006	2005

INTEREST COVERAGE
Income available for debt service (EBITDA)	$212,893	$205,154

Service charge (Interest Expense, Net of Capitalized Interest + Amortization of Mortgage Loan Premiums)	$87,605	$83,249

Annualized income available for debt service / Annualized service charge	2.43	2.46
Test level	1.50	1.50

Capital Structure

Debt
(in thousands of dollars)

Aggregate Principal
June 30, 2006

Mortgage loans payable	$586,669
Unsecured notes payable	448,574
Line of credit facility	231,000
Bridge loan payable	100,000

Total debt	$1,366,243

Equity
(in thousands)

	Shares & Units	$ Value
	Outstanding at 6/30/06	Equivalent (1)
Common Stock	47,820	$1,669,874
Operating Partnership Units	596	20,812
		$1,690,687

Total Market Capitalization		$3,056,930

Total Debt to Total Market Capitalization		44.7%

(1)  Value based on stock price of $34.92 per share as of the market close on June 30, 2006.

Debt Analysis
(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2006 (1)	2007	2008	2009	2010	Thereafter	Total (1)

Amount	$112,921	$57,122	$341,679	$290,934	$284,886	$270,193	$1,357,735

(1)            Represents the period from July b1, 2006 through December 31, 2006.

(2)            The aggregate repayment amount of $1,420,735 does not reflect the unamortized mortgage loan premiums totaling $9,934 related to the assumption of fourteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,426 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total	Outstanding	Letters of	Remaining
Facility	at 6/30/06	Credit	Capacity

$400,000	$231,000	$—	$169,000

Unsecured and Secured Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Unsecured Debt	$779,574	57.06%	5.71%	3.3 years
Secured Debt	586,669	42.94%	7.24%	4.2 years
Total Debt	$1,366,243	100.00%	6.36%	3.7 years

Floating and Fixed Rate Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Floating Rate Debt	$344,805	25.24%	5.84%	1.4 years
Fixed Rate Debt	1,021,438	74.76%	6.54%	4.4 years
Total Debt	$1,366,243	100.00%	6.36%	3.7 years

Debt Analysis (Continued)

Debt Maturities and Principal Payments
(in thousands of dollars)

Property	2006 (1)	2007	2008	2009	2010	Thereafter	Total

Mortgage loans payable:

Elk Park Center (5)	$7,789	—	—	—	—	—	7,789
Southport Centre	87	9,593	—	—	—	—	9,680
Long Meadow Commons (2) (3)	175	8,717	—	—	—	—	8,892
Innes Street Market	194	12,098	—	—	—	—	12,292
Southgate Shopping Center	60	2,166	—	—	—	—	2,226
Hale Road & Northern Hills	—	14,600	—	—	—	—	14,600
St. Francis Plaza	105	225	243	—	—	—	573
Burlington Square (2)	103	227	243	12,724	—	—	13,297
Crossroads III & Slater Street (2)	90	201	214	13,295	—	—	13,800
Buckingham Place (2)	34	74	79	5,054	—	—	5,241
County Line Plaza (2)	111	240	256	16,002	—	—	16,609
Trinity Commons (2)	92	200	214	13,776	—	—	14,282
8 shopping centers, cross collateralized	939	1,993	2,154	72,132	—	—	77,218
Warminster Towne Center (2)	138	307	329	362	18,294	—	19,430
Clocktower Place (2)	66	144	154	171	11,838	—	12,373
545 Boylston Street and William J. McCarthy Building	364	772	838	910	30,896	—	33,780
29 shopping centers, cross collateralized	1,365	2,955	3,147	3,461	220,654	—	231,582
The Market of Wolf Creek III (2)	50	106	113	125	135	8,042	8,571
Spradlin Farm (2)	101	219	232	253	272	15,915	16,992
The Market of Wolf Creek I (2)	80	176	188	206	222	9,105	9,977
Berkshire Crossing	218	467	499	539	579	11,503	13,805
Grand Traverse Crossing	199	424	457	492	530	10,621	12,723
Salmon Run Plaza (2)	202	458	500	547	598	1,864	4,169
Grand Traverse Crossing - Wal-Mart	92	193	208	225	156	4,034	4,908
The Market of Wolf Creek II (2)	53	111	120	129	140	1,288	1,841
Bedford Grove - Wal-Mart	83	178	191	207	223	2,952	3,834
Berkshire Crossing - Home Depot/Wal-Mart	131	278	300	324	349	4,869	6,251

Total mortgage loans payable	$12,921	57,122	10,679	140,934	284,886	70,193	576,735

Unsecured notes payable (4)	—	—	100,000	150,000	—	200,000	450,000
Line of credit facility	—	—	231,000	—	—	—	231,000
Bridge loan payable (6)	100,000	—	—	—	—	—	100,000

Total indebtedness	$112,921	57,122	341,679	290,934	284,886	270,193	1,357,735

(1)    Represents the period from July 1, 2006 through December 31, 2006.

(2)    The aggregate repayment amount of $576,735 does not reflect the unamortized mortgage loan premiums totaling $9,934 related to the assumption of fourteen mortgage loans with above-market contractual interest rates.

(3)    Property is encumbered by two mortgage loans maturing in July 2007.

(4)    The aggregate repayment amount of $450,000 does not reflect the unamortized original issue discounts of $1,426 related to the April and October 2004 bond issuances.

(5)    Mortgage balance was repaid on July 13, 2006, without penalty.

(6)    Bridge loan payable was repaid on August 1, 2006.

Debt Analysis  (Continued)

Summary of Mortgage Loans Payable
(in thousands of dollars)

Property	Lender or Servicer	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At June 30, 2006 Unamortized Mortgage Premium	Carrying Value

Elk Park Center (2)	American Express Financial	Aug-06	7.64%	7.64%	$7,789	—	7,789
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,680	—	9,680
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	8,892	291	9,183
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,292	—	12,292
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,226	—	2,226
Hale Road & Northern Hills	Archon Financial	Dec-07	5.31%	5.31%	14,600	—	14,600
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	573	—	573
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,297	948	14,245
Crossroads III & Slater Street	Archon Financial	Jun-09	5.85%	7.86%	13,800	752	14,552
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,241	308	5,549
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,609	1,122	17,731
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,282	972	15,254
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	77,218	—	77,218
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,430	1,454	20,884
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,373	1,189	13,562
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	33,780	—	33,780
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	231,582	—	231,582
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,571	715	9,286
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	16,992	599	17,591
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	9,977	1,062	11,039
Berkshire Crossing	M & T Bank	Nov-12	7.11%	7.11%	13,805	—	13,805
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	12,723	—	12,723
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,169	256	4,425
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	4,908	—	4,908
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,841	266	2,107
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	3,834	—	3,834
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,251	—	6,251

Total/Weighted average			7.24%	7.80%	$576,735	9,934	586,669

(1)    Property is encumbered by two mortgage loans.

(2)    Mortgage balance was repaid on July 13, 2006, without penalty.

Other Securities
(in thousands of dollars)

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 6/30/06	—	$198,666
Maturity	—	April 15, 2014
Contractual rate	—	5.125%
Effective rate	—	5.33%

Security Issued:	Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 6/30/06	—	$149,908
Maturity	—	October 15, 2009
Contractual rate	—	4.50%
Effective rate	—	5.03%

Security Issued:	Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 6/30/06	—	$100,000
Maturity	—	January 15, 2008
Contractual and effective rate	—	7.20%

Security Issued:	Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 6/30/06	—	$15,207
Units Outstanding	—	595,657 OP Units
Conversion	—	Convertible into Heritage Common Stock 1:1
Distribution	—	Equal to current common dividend

(1)            Bradley Operating Limited Partnership is a subsidiary of the Company and owned 105 properties at June 30, 2006.

Portfolio Overview Summary as of June 30, 2006 - Core Portfolio

Number of shopping centers	159
Number of office buildings	3

Total real estate owned	162

Company-owned shopping center GLA	27,181,099
Company-owned office building net rentable square feet	222,237

Total	27,403,336

% Leased - Total Portfolio	92.1%

Average square foot size of shopping centers - Company-owned GLA	171,000
Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored hopping centers as a % of total shopping centers	65%

% of total NOI produced by grocer-anchored shopping centers	68%

Top Tenants by Annualized Base Rent - Core Portfolio

					Tenant	% of Total
				GLA as a %	Annualized	Annualized
	Tenant	# of Stores	Total GLA	of Total	Base Rent (1)	Base Rent (2)	Type of Business

1	TJX Companies (3)	50	1,547,399	5.65%	$14,109,588	5.56%	Off Price/Soft Goods
2	Kroger (4)	13	728,832	2.66%	5,069,263	2.00%	Grocer
3	Supervalu (5)	10	675,586	2.47%	4,814,759	1.90%	Grocer
4	Staples	12	292,901	1.07%	3,438,304	1.35%	Office Products
5	Roundy’s (6)	8	491,482	1.79%	3,249,533	1.28%	Grocer
6	Home Depot	4	459,073	1.68%	3,040,470	1.20%	Home Improvement
7	Charming Shoppes (7)	33	272,532	0.99%	3,037,242	1.20%	Discount / Apparel
8	Safeway (8)	5	327,249	1.19%	2,889,718	1.14%	Grocer
9	Office Depot	10	267,261	0.98%	2,787,568	1.10%	Office Products
10	Wal-Mart	7	636,968	2.32%	2,703,944	1.07%	Discount
11	Dollar Tree	34	322,506	1.18%	2,694,247	1.06%	Discount
12	Blockbuster	23	150,974	0.55%	2,653,156	1.05%	Video Sales / Rentals
13	OfficeMax	10	250,837	0.92%	2,630,586	1.04%	Office Products
14	Sears Holdings Corporation (9)	11	488,210	1.78%	2,600,533	1.02%	Discount
15	Associated Wholesale Grocers (10)	6	431,259	1.57%	2,587,460	1.02%	Grocer
16	Linens ‘N Things	7	214,741	0.78%	2,494,947	0.98%	Soft Goods
17	Barnes & Noble	6	153,445	0.56%	2,464,951	0.97%	Books / Cards / Gifts
18	Bed, Bath & Beyond	6	161,482	0.59%	2,374,795	0.94%	Soft Goods
19	Hallmark	36	189,590	0.69%	2,328,684	0.92%	Cards/Gifts
20	Walgreens	13	171,895	0.63%	2,325,227	0.92%	Drug Store

1.                  We calculate annualized base rent for all leases in place in which tenants are in occupancy at June 30, 2006 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

2                     Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $253,881,037.

3                     TJX Companies include: TJ Maxx (23), Marshalls (16),  A.J. Wright (5), Homegoods (4) and Bob’s Stores (2).

4                     The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

5                     Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

6                     Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

7                     Charming Shoppes includes: Fashion Bug (24), Lane Bryant (6) and Catherine’s (3).

8                     Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

9                     Sears Holding Corporation includes: K-Mart (4), Sears (3), Sears Dental (1), Sears NTB (1), Sears Paint & Hardware (1) and Lands’ End (1).

10               Associated Wholesale Grocers includes (6) Price Chopper locations.

Portfolio Overview - Core Portfolio

Geographic Distribution Based on Square Footage

	Total	% of	Annualized	% of
Number of Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,726,103	9.95%	$25,123,975	9.90%
Massachusetts	7	1,188,947	4.34%	17,394,769	6.85%
New York	15	1,177,360	4.30%	19,170,667	7.55%
Tennessee	4	1,171,189	4.27%	10,517,811	4.14%
Pennsylvania	4	1,126,068	4.11%	11,025,374	4.34%
Florida	5	1,036,531	3.78%	8,032,881	3.16%
New Hampshire	4	811,800	2.96%	6,602,416	2.60%
New Jersey	3	611,877	2.23%	8,532,571	3.36%
Connecticut	6	467,423	1.71%	6,758,882	2.66%
Other states	6	1,186,723	4.33%	11,265,602	4.44%
Subtotal	64	11,504,021	41.98%	124,424,948	49.01%

Midwest:
Illinois	18	3,380,383	12.34%	29,617,000	11.67%
Minnesota	17	2,655,062	9.69%	24,894,003	9.81%
Indiana	13	2,615,365	9.54%	17,538,019	6.91%
Missouri	9	1,606,738	5.86%	12,779,341	5.03%
Wisconsin	10	1,161,286	4.24%	9,238,432	3.64%
Texas	7	969,213	3.54%	11,764,164	4.63%
Kansas	6	933,762	3.41%	5,712,059	2.25%
Michigan	4	918,256	3.35%	7,012,429	2.76%
Other states	14	1,659,250	6.05%	10,900,641	4.29%
Subtotal	98	15,899,315	58.02%	129,456,089	50.99%

Total	162	27,403,336	100.00%	$253,881,037	100.00%

Anchor Lease Expiration as of June 30, 2006 (1) - Core Portfolio

	Number of					Expiring
	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Lease Expiration Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent (2)	Base Rent	Sq. Ft. (3)

2006 (4) (5)	12	446,276	2.8%	$2,353,093	1.9%	$5.27
2007	35	1,231,786	7.7%	8,241,476	6.6%	6.69
2008	40	1,386,424	8.6%	9,782,019	7.8%	7.06
2009	47	1,866,500	11.6%	12,932,008	10.3%	6.93
2010	34	1,087,079	6.8%	9,589,932	7.7%	8.82
2011	42	1,593,324	9.9%	13,161,036	10.5%	8.26
2012	30	1,001,685	6.2%	8,829,783	7.1%	8.81
2013	25	1,096,531	6.8%	8,036,240	6.4%	7.33
2014	27	1,005,615	6.2%	9,461,860	7.6%	9.41
2015	24	1,029,281	6.4%	7,460,643	6.0%	7.25
2016 and Thereafter	83	4,355,449	27.1%	35,142,566	28.1%	8.07

Totals	399	16,099,950	100.0%	$124,990,656	100.0%	$7.76

1                     We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

2                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

3                     Represents Expiring Base Rent divided by Expiring Square Feet.

4                     Represents the period from July 1, 2006 through December 31, 2006.

5                     Includes tenants on a month-to-month agreement.

Non-Anchor Lease Expiration as of June 30, 2006 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent (1)	Base Rent	Sq. Ft. (2)

2006 (3) (4)	303	716,639	7.84%	$9,948,387	7.25%	$13.88
2007	481	1,425,217	15.60%	20,415,125	14.87%	14.32
2008	523	1,687,780	18.47%	24,008,471	17.49%	14.22
2009	408	1,350,782	14.78%	20,524,122	14.95%	15.19
2010	356	1,329,924	14.55%	20,188,405	14.71%	15.18
2011	281	1,091,000	11.94%	15,401,428	11.22%	14.12
2012	90	367,867	4.03%	6,587,552	4.80%	17.91
2013	64	279,734	3.06%	4,828,746	3.52%	17.26
2014	60	249,434	2.73%	4,554,941	3.32%	18.26
2015	43	189,541	2.07%	3,645,777	2.66%	19.23
2016 and Thereafter	89	450,649	4.93%	7,142,547	5.20%	15.85

Totals	2,698	9,138,567	100.00%	$137,245,501	100.00%	$15.02

1                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2                     Represents Expiring Base Rent divided by Expiring Square Feet.

3                     Represents the period from July 1, 2006 through December 31, 2006.

4                     Includes tenants on a month-to-month agreement.

Total Lease Expiration as of June 30, 2006 - Core Portfolio

Lease	Number of					Expiring
Expiration	Expiring	Expiring	% of Total	Expiring	% of Total	Base Rent /
Year	Leases	Square Feet	Sq. Ft. Expiring	Base Rent (1)	Base Rent	Sq. Ft. (2)

2006 (3) (4)	315	1,162,915	4.6%	$12,301,480	4.7%	$10.58
2007	516	2,657,003	10.5%	28,656,601	10.9%	10.79
2008	563	3,074,204	12.2%	33,790,490	12.9%	10.99
2009	455	3,217,282	12.7%	33,456,130	12.8%	10.40
2010	390	2,417,003	9.6%	29,778,337	11.4%	12.32
2011	323	2,684,324	10.6%	28,562,464	10.9%	10.64
2012	120	1,369,552	5.4%	15,417,335	5.9%	11.26
2013	89	1,376,265	5.5%	12,864,986	4.9%	9.35
2014	87	1,255,049	5.0%	14,016,801	5.3%	11.17
2015	67	1,218,822	4.8%	11,106,420	4.2%	9.11
2016 and Thereafter	172	4,806,098	19.0%	42,285,113	16.1%	8.80

Totals	3,097	25,238,517	100.0%	$262,236,157	100.0%	$10.39

1                     Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

2                     Represents Expiring Base Rent divided by Expiring Square Feet.

3                     Represents the period from July 1, 2006 through December 31, 2006.

4                     ncludes tenants on a month-to-month agreement.

Historical Leasing Production (3) - Core Portfolio - Cash Basis

	Three Months Ended	Six Months Ended	Year Ended December 31,
Retail Portfolio	June 30, 2006	June 30, 2006	2005	2004	2003	2002
New Leases
Number of new leases signed	50	94	201	255	221	248
GLA leased (sq. ft. at end of period)	239,992	470,481	751,590	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$11.78	$10.93	$11.32	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$10.67	$10.09	$10.57	$9.14	$8.92	$8.98
Percentage growth in base rent	10.4%	8.4%	7.0%	8.8%	8.3%	10.3%

Renewals
Number of renewals signed	102	207	462	414	374	391
GLA leased (sq. ft. at end of period)	430,653	1,087,451	1,976,782	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$14.45	$11.79	$11.62	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$13.98	$11.24	$10.92	$10.71	$9.59	$10.39
Percentage growth in base rent	3.4%	4.9%	6.5%	5.9%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	152	301	663	669	595	639
GLA leased (sq. ft. at end of period)	670,645	1,557,932	2,728,372	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$13.50	$11.53	$11.54	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$12.79	$10.89	$10.82	$10.06	$9.36	$9.83
Percentage growth in base rent	5.5%	5.9%	6.6%	7.0%	6.2%	6.9%

	Three Months Ended	Six Months Ended	Year Ended December 31,
Total Portfolio	June 30, 2006	June 30, 2006	2005	2004	2003	2002
New Leases
Number of new leases signed	52	99	212	263	238	268
GLA leased (sq. ft. at end of period)	243,608	482,096	781,884	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$12.01	$11.46	$11.98	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$10.92	$10.62	$11.80	$9.59	$9.62	$9.55
Percentage growth in base rent	9.9%	7.9%	1.5%	6.8%	5.3%	9.7%

Renewals
Number of renewals signed	106	211	469	421	392	398
GLA leased (sq. ft. at end of period)	433,034	1,089,832	1,997,667	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$14.52	$11.82	$11.80	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$14.04	$11.27	$11.22	$10.94	$10.09	$10.51
Percentage growth in base rent	3.4%	4.9%	5.2%	5.5%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	158	310	681	684	630	666
GLA leased (sq. ft. at end of period)	676,642	1,571,928	2,779,551	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$13.62	$11.71	$11.85	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$12.92	$11.07	$11.38	$10.38	$9.92	$10.12
Percentage growth in base rent	5.4%	5.8%	4.1%	6.0%	5.2%	6.8%

(1)             New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)             Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)             Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Historical Capital Expenditures,
Tenant Improvement Costs and Leasing Commissions - Core Portfolio (1)

	Three Months Ended	Six Months Ended	Year Ended December 31,
	June 30, 2006	June 30, 2006	2005	2004	2003	2002
Average number of square feet	28,045,000	28,459,000	28,468,000	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$1,602,000	$1,916,000	$9,677,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.06	$0.07	$0.34	$0.25	$0.31	$0.32

Tenant improvements	$2,104,000	$4,659,000	$15,676,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,079,000	2,161,000	5,110,000	4,782,000	4,931,000	4,461,000
Total	$3,183,000	$6,820,000	$20,786,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.11	$0.24	$0.73	$0.90	$0.63	$0.65

(1)             Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and re-developments.

Same Property Net Operating Income (1)
(in thousands of dollars)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2006	2005		2006	2005

Total revenue	$81,255	$81,241		$163,995	$163,867
Operating expenses	(23,998)	(22,820)		(48,718)	(48,381)

Net operating income	57,257	58,421	-2.0%	115,277	115,486	-0.2%

Less: Lease termination income	—	(1)		(49)	(365)

Net operating income, as adjusted	$57,257	$58,420	-2.0%	$115,228	$115,121	0.1%

(1) - Same Property Net Operating Income includes the 155 properties acquired prior to January 1, 2005, that remained in the total portfolio through June 30, 2006. Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus impairment losses, income allocated to exchangeable limited partnership units, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains on sales of real estate investments and land, equity in income from unconsolidated joint ventures and interest and other income, including tax incentive financing income of $110 and $122 for the three months ended June 30, 2006 and 2005, respectively, and $576 and $1,248 for the six months ended June, 2006 and 2005, respectively.

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Connecticut
Crossroads I & II	1994	100%	105,662	217,662	202,795	Home Depot (Non-Owned)	$2,134,187	$20.20
						The Sports Authority
						Borders
						Office Depot

Crossroads III	1994	35%	68,750	68,750	16,278	Petco	$476,442	$6.93

Hale Road	2002	100%	103,931	103,931	82,221	Babies R US	$1,460,840	$14.06
						Bed, Bath & Beyond
						AC Moore Arts & Crafts

Northern Hills	2001	100%	12,000	304,450	292,450	Lowe’s Home Centers (Non-Owned)	$383,197	$31.93
						Target (Non-Owned)

Slater Street	1998	100%	51,370	96,185	64,815	Best Buy (Non-Owned)	$933,137	$18.17
						Office Depot / Bassett Furniture

Torrington Plaza	1963/1994	96%	125,710	132,910	42,037	TJ Maxx	$1,371,078	$10.91
						Staples

Florida
Barton Commons	1989	42%	215,049	218,049	52,039	Bealls Dept. Store	$436,788	$2.03
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,064,594	$10.38
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,932,463	$8.34
						K-Mart
						Hudson Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	98%	206,942	206,942	130,687	Winn Dixie Supermarket	$1,867,134	$9.02
						Bed, Bath & Beyond
						AC Moore Arts & Crafts
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	99%	183,867	187,367	111,831	Publix Supermarket	$1,731,901	$9.42
						TJ Maxx
						Linens N Things
						Rec Warehouse Pools and Spas
						Staples

Georgia
Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$673,279	$4.77
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Illinois
Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$301,058	$4.88

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,440,428	$13.49

The Commons of Chicago Ridge	1992/1999	100%	324,530	324,530	264,039	Home Depot	$3,691,907	$11.38
						Office Depot
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	91%	273,060	365,335	210,569	Jewel Foods/Osco Drugs	$3,018,745	$11.06
						Marshalls
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	98%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby/Big Lots (Ground Lease)	$1,536,707	$6.34
						TJ Maxx

Fairhills Shopping Center	1971/1989	89%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$598,499	$5.56

Heritage Square	1992	77%	210,752	210,752	117,054	Circuit City	$2,171,200	$10.30
						Carson Furniture Gallery
						DSW Shoe Warehouse

High Point Centre	1988	98%	239,892	239,892	141,068	Cub Foods	$2,233,511	$9.31
						Office Depot
						Hancock Fabrics
						Babies R Us

Long Meadow Commons	1996	85%	118,471	118,471	65,816	Dominick’s Supermarket	$1,500,885	$12.67
Parkway Pointe	1996	86%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$488,988	$12.62
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,425,403	$9.06
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Rollins Crossing	1995/1998	100%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,160,288	$7.83
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	100%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,198,297	$8.56
						U.S. Post Office

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Sheridan Village	1954/1995	92%	303,915	303,915	177,409	Bergner’s Dept Store	$1,518,387	$5.00
						Cohen’s Furniture Co.

Sterling Bazaar	1992	96%	84,438	84,438	52,337	Kroger Supermarket	$767,012	$9.08

Twin Oaks Centre	1991	94%	98,197	98,197	59,682	Hy-Vee Supermarket	$689,940	$7.03

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$304,140	$4.49
						Big Lots

Westview Center	1992	97%	325,507	416,307	261,263	Cub Foods	$2,571,606	$7.90
						LA Fitness
						La Moda Furniture
						Value City Dept. Store (Non-Owned)
						The Salvation Army Family Store

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,838,470	$12.22
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	93%	268,411	271,211	213,950	Kroger Supermarket	$1,750,528
	$6.52					OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	92%	98,342	110,342	49,773	Amelia’s Supermarket	$674,614	$6.86

Germantown Shopping Center	1985	74%	216,430	223,630	104,884	Sav-A-Lot Supermarket	$988,571	$4.57
						Elder Beerman Department Store
						Englert’s Home Comfort Center

King’s Plaza	1965	86%	102,788	104,888	60,200	Cub Foods	$447,964	$4.36

Lincoln Plaza	1968	93%	103,938	103,938	47,228	Kroger Supermarket	$688,868	$6.63

Martin’s Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin’s Supermarket	$717,079	$7.81
						Osco Drug

Meridian Village	1990	94%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,253,994	$9.59
						Godby Home Furnishings

Rivergate Shopping Center	1982	82%	133,086	137,486	90,666	Traderbakers	$211,241	$1.59

Sagamore Park Centre	1982	90%	118,436	118,436	66,063	Payless Supermarket	$898,855	$7.59

Speedway SuperCenter	1960/1998	84%	564,279	569,879	237,624	Kroger Supermarket	$4,428,518	$7.85
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Petco

The Village	1950	72%	304,725	307,525	63,325	AJ Wright	$2,097,824	$6.88
						Dollar Tree
						Indiana Department of Employment

Washington Lawndale Commons	1957/1993	77%	331,912	331,912	168,409	Stein Mart	$1,541,494	$4.64
						Dunham’s Sporting Goods
						Gensic’s Furniture House
						Evansville Antique Mall
						Books A Million
						Big Lots

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Iowa
Burlington Plaza West	1989	81%	88,118	92,118	52,468	Hobby Lobby	$378,380	$4.29

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$640,535	$10.23
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	89%	113,713	116,513	76,896	Hy-Vee Supermarket	$656,744	$5.78

Parkwood Plaza	1992	42%	126,369	126,369	N/A	N/A	$227,581	$1.80

Southgate Shopping Center	1972/1996	77%	154,174	154,174	78,388	Hy-Vee Supermarket	$441,917	$2.87

Spring Village	1980/1991	44%	90,263	92,763	N/A	N/A	$312,548	$3.46

Warren Plaza	1980/1993	97%	90,102	187,135	160,925	Hy-Vee Supermarket	$693,669	$7.70
						Target (Non-Owned)

Kansas
Mid State Plaza	1971	94%	288,177	294,677	152,692	Ashley Furniture Home Store	$884,921	$3.07
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	90%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,227,206	$9.18

Shawnee Parkway Plaza	1979/1995	96%	92,213	92,213	59,128	Price Chopper Supermarket	$663,284	$7.19

Village Plaza	1975	95%	55,698	55,698	31,431	Ray’s Apple Market	$237,032	$4.26

Westchester Square	1968/1998	95%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,340,304	$8.13

West Loop Shopping Center	1986/1998	95%	199,032	199,032	98,558	Dillons Supermarket	$1,359,312	$6.83
						Waters True Value
						American Academy Hair Design

Kentucky
Dixie Plaza	1987	8%	48,021	82,804	N/A	N/A	$48,721	$1.01

Midtown Mall	1970/1994	99%	153,873	153,873	106,383	Kroger Supermarket	$1,020,888	$6.63
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	93%	164,367	186,167	39,399	Kroger Supermarket	$1,368,828	$8.33

Stony Brook	1988	98%	137,013	238,213	169,775	Kroger Supermarket	$1,675,138	$12.23
						H.H. Gregg (Non-Owned)

Maine
Pine Tree Shopping Center	1958/1973	99%	287,513	287,513	247,217	AJ Wright	$1,814,593	$6.31
						Mardens
						Jo-Ann Fabrics
						Packard Development / Lowe’s Home Centers (Ground Lease)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Massachusetts
Berkshire Crossing	1996	100%	442,248	442,248	385,522	Price Chopper Supermarket	$3,603,098	$8.15
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	87%	86,290	86,290	34,097	Staples	$2,518,493	$29.19
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$673,389	$8.62

Watertower Plaza	1988/1998	96%	296,320	296,320	214,889	Shaw’s Supermarket	$3,879,917	$13.09
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	88%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$862,100	$8.30
						TJ Maxx

Michigan
Cherry Hill Marketplace	1992/1999	92%	120,568	123,468	53,739	Farmer Jacks	$1,217,228	$10.10

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$940,753	$7.47
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	98%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,562,394	$6.62
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	97%	284,448	284,448	194,014	Kroger Supermarket	$2,292,054	$8.06
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network

Minnesota
Austin Town Center	1999	97%	110,680	200,680	170,789	Aldi Foods	$656,079	$5.93
						Staples
						Minnesota Warehouse Furniture
						Target (Non-Owned)

Brookdale Square	1971/1994	31%	185,883	185,883	66,834	Brookdale Theater	$374,864	$2.02
						Pep Boys

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Burning Tree Plaza	1987/1998	100%	182,969	182,969	117,716	Best Buy	$1,666,682	$9.11
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	92%	124,700	124,700	90,946	Rainbow Foods	$829,838	$6.65
						Slumberland Clearance

Division Place	1991	94%	129,775	134,775	24,016	TJ Maxx	$1,386,044	$10.68

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$2,000,003	$9.76
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	96%	433,082	433,082	254,539	Cub Foods	$4,736,646	$10.94
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Hub West (9)
Richfield Hub	1952/1992	98%	214,855	217,655	129,400	Rainbow Foods	$2,409,038	$11.21
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	98%	120,487	150,687	72,371	Rainbow Foods	$1,588,475	$13.18
		96%				Walgreens (Non-Owned)

Roseville Center	1950/2000	98%	76,894	155,694	65,000	Rainbow Foods (Non-Owned)	$917,177	$11.93

Southport Centre	1992	99%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,879,146	$15.04
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	97%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,458,627	$8.56
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,200,584	$7.39

						Burlington Coat Factory
Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,006,599	$7.45
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,130,684	$12.86
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$653,516	$8.94

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Mississippi
County Line Plaza	1997	99%	221,567	268,367	171,062	Haverty’s Furniture	$2,918,291	$13.17
						Office Depot
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)

Missouri
Clocktower Place	1987	96%	214,198	222,348	129,807	Dierberg’s Market	$2,261,911	$10.56
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,400,949	$9.59
						Lukas Liquors

Grandview Plaza	1961/1991	88%	296,008	296,008	200,075	Schnuck’s Supermarket	$1,846,480	$6.24
						Old Time Pottery
						Walgreens
						The Salvation Army Family Store

Hub Shopping Center	1972/1995	94%	160,423	160,423	103,322	Price Chopper Supermarket	$783,689	$4.89

Liberty Corners	1987/1996	84%	124,858	214,358	136,500	Price Chopper Supermarket	$831,546	$6.66
						Sutherlands (Non-Owned)

Maplewood Square	1998	100%	71,590	75,590	57,575	Shop n’ Save Supermarket	$546,906	$7.64

Marketplace at Independence	1988	94%	241,896	253,396	133,942	Price Chopper Supermarket	$2,118,568	$8.76
						Old Navy

Prospect Plaza	1979/1999	100%	189,996	189,996	136,566	Price Chopper Supermarket	$1,518,509	$7.99
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	97%	161,717	169,717	91,989	Price Chopper Supermarket	$1,470,783	$9.09
						Westlake Hardware

New Hampshire
Bedford Grove	1989	99%	216,941	216,941	182,745	Shop N’ Save	$1,733,312	$7.99
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	89%	265,091	265,091	192,207	Marshalls	$2,465,981	$9.30
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,411,942	$7.72
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	98%	146,947	146,947	84,920	Demoulas Market Basket	$991,180	$6.75
						TJ Maxx

New Jersey
Cross Keys Common	1995	94%	216,428	417,388	279,945	Super Wal-Mart (Non-Owned)	$2,999,587	$13.86
						AJ Wright
						Staples
						Ross Dress for Less

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Morris Hills Shopping Center	1957/1994	94%	159,454	159,454	109,161	Mega Marshalls	$2,291,239	$14.37
						Clearview Cinema (Ground Lease)
						Michaels

Old Bridge Gateway	1956/1991/1995	94%	235,995	235,995	106,380	Bayshore Fitness & Wellness Center	$3,241,745	$13.74
						Marshalls
						Modell’s Sporting Goods
						Dollar Tree

New Mexico
St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York
College Plaza	1975/1994	97%	175,086	175,086	126,812	Bob’s Stores	$1,446,015	$8.26
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	100%	59,569	59,569	36,989	Pathmark	$990,898	$16.63

Dalewood II Shopping Center	1970/1995	96%	81,326	81,326	59,326	Turco’s Supermarket	$2,528,111	$31.09
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,213,079	$25.07

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$1,046,332	$17.07

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	48,870	Key Foods	$1,050,516	$14.60
						TJ Maxx

Nesconset Shopping Center	1961/1999	100%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,825,881	$14.85

Parkway Plaza	1973/1992	95%	89,704	89,704	31,600	TJ Maxx	$1,816,860	$20.25

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,393,584	$14.06
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$608,868	$13.80

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,156,246	$16.82
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	100%	84,480	89,680	56,759	Waldbaum’s Supermarket	$849,504	$10.06

Three Village Plaza	1964/1991	100%	77,458	77,458	38,955	King Kullen Grocery	$1,421,922	$18.36

Turnpike Plaza	1971/1994	98%	52,950	52,950	30,700	Waldbaum’s Supermarket	$924,579	$17.46

North Carolina
The Commons at Chancellor Park	1994	98%	348,604	358,204	309,041	Home Depot (Ground Lease)	$2,469,779	$7.08
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Peak Fitness

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Crown Point Shopping Center	1990	76%	147,200	164,200	100,000	Lowe’s Home Centers / Old Time Pottery	$760,800	$5.17

Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,049,105	$9.58
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	99%	349,433	349,433	296,740	Food Lion Supermarket	$3,300,963	$9.45
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	84%	283,323	292,923	53,166	Burlington Coat Factory	$2,408,981	$8.50
						Rec Warehouse Pools & Spas

New Centre Market	1998	100%	143,763	266,263	202,040	Target (Non-Owned)	$1,654,640	$11.51
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	78%	260,405	260,405	85,447	Marshalls	$1,804,346
	$6.93					Carolina Clearing House

University Commons	1989	99%	235,345	235,345	135,326	Lowes Foods	$2,562,960	$10.89
						TJ Maxx
						Homegoods
						AC Moore Arts & Crafts

University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket	$2,714,796	$11.66
						TJ Maxx
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,397,606	$10.81
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)

Ohio
30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,521,147	$9.69
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,794	244,294	172,300	Ray’s Supermarket	$1,512,874	$6.36
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Pennsylvania
Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$379,233	$4.56

Colonial Commons	1991/2003	87%	433,362	451,462	291,835	Giant Foods	$5,565,784	$12.84
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$2,008,946	$5.40
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,234	317,917	276,840	Shop Rite Supermarket	$3,071,411	$12.95
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys (Ground Lease)
						Rag Shop
						Old Navy

South Carolina

Fairview Corners	2004	98%	131,002	254,682	181,741	Super Target (Non-Owned)	$1,693,537	$12.93
						Ross Dress for Less
						TJ Maxx
Tennessee
The Market of Wolf Creek	2000	90%	298,586	471,924	313,652	Target (Non-Owned)	$3,434,269	$11.50
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot
						Cost Plus World Market

Oakwood Commons (11)	1989/1997	98%	278,017	280,767	178,769	Publix Supermarket	$2,467,190	$8.87
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping Center	1989	100%	264,360	264,360	206,427	Bi-Lo Foods	$2,001,820	$7.57
						K-Mart
						Goody’s Family Clothing
						Franklin Athletic Club

Williamson Square	1988/1993	99%	330,226	340,476	202,102	Kroger Supermarket	$2,614,533	$7.92
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Texas
Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,072,108	$7.14
						Big Lots

The Crossing	2000/2001	85%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$1,711,356	$9.15
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	86%	104,682	131,682	24,025	Staples	$1,583,562	$15.13

Randall’s Bay Area	1989/2001	98%	78,650	78,650	55,200	Randall’s Food Market	$663,150	$8.43

Randall’s Fairmont	1985/2003	86%	105,869	112,069	56,358	Randall’s Food Market	$899,598	$8.50

Royal Oaks Village	2001/2002	98%	145,286	145,286	85,380	HEB Grocery	$2,837,585	$19.53

Trinity Commons (12)	1998	95%	197,423	197,423	84,228	Tom Thumb	$2,996,805	$15.18
						DSW Shoe Warehouse

Vermont
Rutland Plaza	1966/1996	98%	224,514	224,514	182,264	Price Chopper Supermarket	$1,817,140	$8.09
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Virginia
Spradlin Farm	2000/2001	99%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,348,763	$12.97
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing

Wisconsin
Fairacres Shopping Center	1992	90%	79,736	82,486	58,678	Pick ‘N Save Supermarket	$587,508	$7.37

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$432,551	$8.56

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ‘N Save Supermarket	$836,685	$4.93
						K-Mart

Madison Plaza	1988/1994	62%	54,275	127,584	N/A	N/A	$326,428	$6.01

Mequon Pavilions	1967/1991	95%	213,436	213,436	65,995	Sendik’s Food Market	$2,938,961	$13.77
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick ‘N Save Supermarket	$880,580	$8.96
						K-Mart (Non-Owned)

Oak Creek Centre	1988	40%	91,510	99,510	N/A	N/A	$325,998	$3.56

Park Plaza	1959/1993	91%	113,655	113,655	74,054	Big Lots	$576,816	$5.08
						Hobby Lobby

Spring Mall	1967/1994	92%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,543,695	$7.54
						TJ Maxx
						Walgreens

Taylor Heights	1989	84%	85,072	223,862	158,630	Piggly Wiggly Foods	$789,210	$9.28
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		92%	27,181,099	32,550,553	20,841,044		$247,124,992	$9.09

Property Name and Location	Year Built / Renovated (1)	% Leased as of 6/30/2006	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Office Buildings:
William J. McCarthy Building	1963/1995	97%	93,019	93,019		N/A	$2,696,418	$28.99

545 Boylston Street	1972/1996	91%	89,075	89,075		Allied Advertising	$3,161,354	$35.49
						Trinity Church

Executive Office Building	1970	100%	40,143	40,143		Norca Corporation	$898,273	$22.38
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		95%	222,237	222,237			$6,756,046	$30.40

TOTAL PORTFOLIO		92%	27,403,336	32,772,790			$253,881,037	$9.26

Core Property Listing Notes

(1)

Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)	Represents gross leasable area owned by us, including 1,566,349 square feet of gross leaseable area subject to ground leases and excludes 5,369,454 square feet of non-owned gross leasable area.

(3)

Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.4 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.6 million square feet of ground leased gross leaseable area.

(4)	Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)

We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)

We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at June 30, 2006 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)	Represents Annualized Base Rent divided by Company Owned GLA at June 30, 2006.

(8)	Property contains 11,627 square feet of office space.

(9)	Property is comprised of two shopping centers.

(10)	Property contains 32,638 square feet of office space.

(11)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)	We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Investments in Unconsolidated Joint Ventures

(in thousands of dollars)

Investment in Unconsolidated Development Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Estimated Construction Costs	Ownership Interest	Investment at June 30, 2006
Westwood Development	Lakes Crossing	Norton Shores, Michigan	215,000	303,000	51.0%	Kohl’s (Non-Owned) Circuit City Jo-Ann Fabrics	$27,500	50%	$4,428

Total Construction Loan Facility	Construction Loan Balance Outstanding	Share of Construction Loan	Guaranty
$22,000	$18,312	$9,156	Full

Investment in Unconsolidated Operating Joint Venture

								Heritage
Joint Venture Partner	Property Name	Location	Venture- Owned GLA	Total GLA	% Leased	Anchors	Ownership Interest	Share of Debt	Investment at June 30, 2006
Intercontinental Real Estate Corporation	Skillman Abrams Shopping Center	Dallas, Texas	133,088	133,088	95.3%	Tom Thumb	25%	$3,771	$1,000

Property Information as of June 30, 2006
Total Assets	$19,652
Total Debt (GAAP basis)	$15,084
Lender	Wachovia
Effective Interest Rate	5.55%
Contractual Interest Rate	6.05%
Maturity	5/1/2014

Results of Operations
(unaudited and GAAP basis)
Six Months Ended June 30, 2006
Total Revenue	$1,163
Total Operating Expenses	455
Net operating income	$708
Interest	437
Depreciation and amortization	549
Net loss	$(278)

Heritage Property Investment Trust, Inc.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation, (4) adding impairment losses and losses on early extinguishment of debt and (5) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, impairment losses, losses on early extinguishment of debt, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus income allocated to exchangeable limited partnership units, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains on sales of real estate investments and land, equity in income from unconsolidated joint ventures and interest and other income. We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.